Exhibit 10.54
***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2.
Delivery Order DTFA01-02-23002(rev.2)
Contract DTFA01-02-C-00023

DELIVERY ORDER DO#2 (rev. 2)

Under Contract No. DTFA01-02-C-00023

The purpose of this Delivery Order is to order 100 Explosives Detection Systems (EDS), establish a delivery schedule for the 100 units and order 300 parts kits known as long lead time items and to order the TDP and manufacture ramp-up, in accordance with Contract number DTFA01-02-C-00023.  Items authorized under this Delivery Order are prescribed herein.

1.                Section B

The Contractor shall provide the following supplies and services in accordance with the terms and conditions of this letter contract.  The following line item(s) will be ordered in accordance with the contract amounts set forth below.

CLIN	TITLE	QUANTITY	UNIT PRICE		TOTAL
RF-01	EDS Products Royalty Fee	[…***…]	[…***…]		[…***…]
RF-01-25	EDS Products Royalty Fee (CTX 2500)	[…***…]	$ […***…]		[…***…]
RF-01-55	EDS Products Royalty Fee (CTX 5500DS)	[…***…]	$ […***…]		[…***…]
RF-0 I B	Technical Data Package (TDP) Facilitation and factory training	[…***…]	$ […***…]	$	[…***…]
RU-01	Manufacture Ramp Up	[…***…]	$ […***…]	$	[…***…]
00A1A	Parts Kits for SA EDS Unit (CTX-2500) w/powered incline conveyor and baggage exit slide/conveyor	[…***…]	$ […***…]	$	[…***…]
0001A	Pass Through SA EDS Unit (CTX-2500) w/powered incline conveyor and baggage exit slide/conveyor (Units […***…])	[…***…]	$ […***…]	$	[…***…]
00A6A	Parts Kits for SA EDS Unit (CTX-5500) w/powered incline conveyor and baggage exit slide/conveyor	[…***…]	$ […***…]	$	[…***…]
0006A	Pass Through SA EDS Unit (CTX-5500 w/powered incline conveyor and baggage exit slide/conveyor (Units […***…])	[…***…]	$ […***…]	$	[…***…]
	TOTAL ORDERED				$192,800,000

TBD: To Be Determined at contract definitization.

2.                Funding:  Funding in the amount of $192,800,000 is hereby authorized under this Delivery Order, under the provisions set forth below:

3.2.4-22 Limitation of Government Liability (April 1996)

(a)           In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding $192,800,000 dollars.

(b)          The maximum amount for which the Government shall be liable if this contract is terminated is $192,800,000 dollars.

(End of clause)

Expenditures above that amount are not authorized, and are at InVision’s own risk.

* Confidential Treatment Requested

3.                Section C

The Contractor shall deliver the supplies and services associated with the above CLINs in accordance with the Statement of Work in Contract DTFA01-02-C-00023.

4.                Section F

The CLINS are to be delivered to the following locations:

ITEM NO.	SUPPLY/SERVICE	QTY	DATE OF DELIVERY	PLACE OF DELIVERY	PLACE OF ACCEPTANCE
RF-01B	TDP License	[…***…]	By […***…]	[…***…]	[…***…]
0001A	Pass Through SA EDS Unit (CTX-2500) w/ powered inclined conveyor and baggage exit slide/conveyor	[…***…]	By […***…]	[…***…]	FOB ORIGIN
0001A	Pass Through SA EDS Unit (CTX-2500) w/ powered inclined conveyor and baggage exit slide/conveyor	[…***…]	By […***…]	[…***…]	FOB ORIGIN
0001A	Pass Through SA EDS Unit (CTX-2500) w/ powered inclined conveyor and baggage exit slide/conveyor	[…***…]	By […***…]	[…***…]	FOB ORIGIN
0001A	Pass Through SA EDS Unit (CTX-2500) w/ powered inclined conveyor and baggage exit slide/conveyor	[…***…]	By […***…]	[…***…]	FOB ORIGIN
0001A	Pass Through SA EDS Unit (CTX-2500) w/ powered inclined conveyor and baggage exit slide/conveyor	[…***…]	By […***…]	[…***…]	FOB ORIGIN
0001A	Pass Through SA EDS Unit (CTX-2500) w/ powered inclined conveyor and baggage exit slide/conveyor	[…***…]	By […***…]	[…***…]	FOB ORIGIN
0001A	Total Production Units	[…***…]
0006A	Pass Through SA EDS Unit (CTX-5500) w/powered incline conveyor and baggage exit slide/conveyor	[…***…]	By […***…]	[…***…]	FOB ORIGIN
0006A	Pass Through SA EDS Unit (CTX-5500) w/powered incline conveyor and baggage exit slide/conveyor	[…***…]	By […***…]	[…***…]	FOB ORIGIN
0006A	Pass Through SA EDS Unit (CTX-5500) w/powered incline
	conveyor and baggage exit slide/conveyor	[…***…]	By […***…]	[…***…]	FOB ORIGIN
0006A	Pass Through SA EDS Unit (CTX-5500) w/powered incline conveyor and baggage exit slide/conveyor	[…***…]	By […***…]	[…***…]	FOB ORIGIN
0006A	Total Production Units	[…***…]

* Confidential Treatment Requested

b.  Period of Delivery

The period of delivery for this order is from the date of award through December 31,2002.

5.                Section G

a)  The following administration data applies to this order:

Contracting Office

Transportation Security Administration

John J. Handrahan

590 Herndon Parkway

Suite 120

Herndon, VA 20170

Telephone (703) 796-7125

Fax (707) 707-5675

Contracting Officer’s Technical Representative (COTR

Transportation Security Administration

Keith Goll

590 Herndon Parkway, Suite 120

Herndon, VA 20170-5232

Telephone (703) 796-7103

Fax (703) 707-5675

Quality Reliability Officer (QRO

Federal Aviation Administration

Quality Reliability Officer (QRO)

Lindsey Humphrey, ASLJ-200

7151 Gateway Boulevard

Newark, CA 94560

Telephone (510) 739-2516

Fax (510) 739-6400

b.             This Delivery Order is funded in the amount of $192,800,000.  This amount is considered the contract ceiling.  Unless modified by the Contracting Officer in writing, the Contractor may not exceed this ceiling except at its own risk (see clause in Contracting Officer’s letter dated February 19, 2002 – Limitation of Government Liability (Apr 1996)

c.             The Contractor shall submit to the FAA Contracting Officer the serial numbers/ID numbers for each system delivered under this Delivery Order, at least one week prior to, but no later than, delivery of the system.

6.  Section H - Special Terms and Conditions

The following terms apply to this Delivery Order, number DTFA0 1702-23002 only.

(1)           Payment Terms:

For CLIN 0001A, 0006A Production Units.

For units 1 through 100:

Up to 40% of the CLIN price at the time of order, but not to exceed the actual costs of long lead items.

70% of the CLIN price at satisfactory completion of Factory Acceptance Test (minus any previously paid long-lead items).  Satisfactory completion includes a signed form FAA-256, Inspection Report of Material and/or Services.

30% of the CLIN price at satisfactory completion of Site Acceptance Test, or 20% upon satisfactory completion of the Site Acceptance Test if the contractor is responsible for training, but not later than 90 days after successful completion of the Factory Acceptance Test.  Satisfactory completion includes a signed form FAA-256, Inspection Report of Material and/or Services.

10% of the CLIN price when the unit is fully operational, i.e., at the completion of Initial Operator Training, if the contractor is responsible for training.

For CLIN 00A1A, 00A6A Production Units.

InVision will submit a request for payment / invoice for actual costs incurred consistent with the quantities identified in Delivery Order #2.

END OF DELIVERY ORDER